                                                                   Exhibit 99(b)
                                MERCK & CO., INC.
                                  CONSOLIDATED
                                 FOURTH QUARTER

                                                             4Q `02                             4Q `01                % CHG.
                                                           -----------                        -----------             ------
TOTAL SALES                                                $ 13,918.4                         $ 12,558.0                11%
                                                           -----------                        -----------
TOTAL COSTS, EXPENSES, & OTHER                             $ 11,218.6                         $  9,899.5
                                                           -----------                         ---------
    Materials & Production                                     8,700.1                           7,642.4
    Marketing & Administrative                                 1,681.5                           1,555.4
    Research & Development                                       838.8                             716.4
    Equity Income From Affiliates                                (94.0)                           (128.2)
    Other (Income)/Expense, Net                                   92.2                             113.5


PRE-TAX INCOME                                             $   2,699.8                        $  2,658.5

TAXES                                                      $     810.0                        $    797.6
TAX RATE                                                         30.0%                              30.0%

NET INCOME                                                 $   1,889.8                        $  1,860.9                 2%

EPS - ASSUMING DILUTION                                    $      0.83                        $     0.81                 2%

AVG. # SHARES - ASSUMING DILUTION                              2,264.1                           2,301.0


                                                              4Q `02            % CHG.                VOL      PX       FX
                                                              ------            -------               ---      --       --
TOTAL SALES                                                   $13,918             11%                  5        5        1
                                                              --------            ---                  --       --       -

    Total Pharmaceutical Sales                                  6,058              8%                  9       -2        1
                                                               ------             --                   --      ---       -
        U.S.                                                    3,652              5%                  6       -1        0
        Foreign                                                 2,406             14%                 14       -3        3

    Other Medco Sales                                           7,860             13%

                                                                   Exhibit 99(b)
                                MERCK & CO., INC.
                                  CONSOLIDATED
                                    FULL YEAR

                                                              2002                               2001                 % CHG.
                                                           -----------                       ------------             ------
TOTAL SALES                                                $ 51,790.3                         $ 47,715.7                 9%
                                                           -----------                        -----------

TOTAL COSTS, EXPENSES, & OTHER                             $ 41,576.7                         $ 37,313.1
                                                           -----------                        ----------
    Materials & Production                                   33,053.6                           28,976.5
    Marketing & Administrative                                6,186.8                            6,224.4
    Research & Development                                    2,677.2                            2,456.4
    Equity Income From Affiliates                              (644.7)                            (685.9)
    Other (Income)/Expense, Net                                 303.8                              341.7




PRE-TAX INCOME                                             $  10,213.6                        $  10,402.6

TAXES                                                      $   3,064.1                        $   3,120.8
TAX RATE                                                          30.0%                              30.0%

NET INCOME                                                 $   7,149.5                        $   7,281.8               -2%

EPS - ASSUMING DILUTION                                    $      3.14                        $      3.14                0%

AVG. # SHARES - ASSUMING DILUTION                              2,277.0                            2,322.3


                                                                2002            % CHG.                VOL      PX       FX
                                                                ----            ------                ---      --       --
TOTAL SALES                                                   $ 51,790             9%                   3        6       0
                                                              --------             --                  --       --       -

    Total Pharmaceutical Sales                                  21,631             1%                   2       -1       0
                                                               -------            --                   --      ---       -
        U.S.                                                    13,342            -2%                  -3        1       0
        Foreign                                                  8,289             7%                  11       -3      -1

    Other Medco Sales                                           30,159            14%

                                                                   Exhibit 99(b)


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2002

OTHER (INCOME)/EXPENSE, NET

                                                      4Q `02     4Q `01   YTD 2002    YTD 2001
                                                      ------     ------   --------    --------
          INTEREST INCOME                           $ (108.1)  $ (109.8)  $  (419.3)  $ (490.1)
          INTEREST EXPENSE                              98.1      109.5       390.8      464.7
          EXCHANGE (GAINS)/LOSSES                      (18.7)      15.1        (7.8)      (3.5)
          MINORITY INTERESTS                            44.5       72.3       214.2      290.6
          AMORTIZATION OF GOODWILL AND INTANGIBLES      51.3       85.3       204.9      330.1
          Other, net                                    25.1      (58.9)      (79.0)    (250.1)
                                                    --------   --------   ---------   --------
          TOTAL                                     $   92.2   $  113.5   $   303.8   $  341.7

JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.

          MERIAL                                    4Q `02     4Q `01    YTD 2002    YTD 2001
          ------                                    ---------  ---------  ----------  --------
          IVOMEC, HEARTGARD, other avermectins      $     115  $     130  $      465  $    495
          FRONTLINE                                        75         70         485       410
          Biologicals                                     100        100         375       355
          Other Animal Health                              50         45         180       190
          Poultry Genetics                                 55         55         220       210
                                                    ---------  ---------  ----------  --------
          TOTAL MERIAL SALES                        $     395  $     400  $    1,725  $  1,660

          Aventis Pasteur-MSD                       4Q `02       4Q `01    YTD 2002   YTD 2001
          -------------------                       ---------  ---------  ----------  --------
          HEPATITIS VACCINES                        $      20  $      20  $       70  $     90
          VIRAL VACCINES                                   10          5          35        40
          Other Vaccines                                  115        105         440       370
                                                    ---------  ---------  ----------  --------
          TOTAL AP-MSD SALES                        $     145  $     130  $      545  $    500

          Merck / Schering-Plough Collaboration     4Q `02      4Q `01     YTD 2002   YTD 2001
          -------------------------------------     ------      ------     --------   --------
          Zetia (Worldwide)                         $ 25          N/M       $ 25       N/M
          TOTAL                                     $ 25          N/M       $ 25       N/M

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                               2002

                                                    MAIL                  RETAIL                  TOTAL
                                                    ----                  ------                  -----
          FIRST QUARTER                              20                     121                    141
          SECOND QUARTER                             21                     119                    140
          THIRD QUARTER                              20                     110                    130
          FOURTH QUARTER                             21                     117                    138
                                                    ----                  ------                  -----
          YEAR TO DATE                               82                     467                    549


                               2001

                                                    MAIL                  RETAIL                  TOTAL
          FIRST QUARTER                              18                     120                    138
          SECOND QUARTER                             19                     115                    134
          THIRD QUARTER                              18                     110                    128
          FOURTH QUARTER                             20                     117                    137
                                                    ----                  ------                  -----
          YEAR TO DATE                               75                     462                    537

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              ADDITIONAL DISCLOSURE
           MERCK CORE PHARMACEUTICALS BUSINESS ON A STAND-ALONE BASIS
                                 FOURTH QUARTER

                                           4Q `02        4Q `01        % CHG.
                                          --------      --------      --------
TOTAL SALES                               $6,057.7      $5,571.6             9%
                                          --------      --------


TOTAL COSTS, EXPENSES, & OTHER            $3,479.2      $3,034.6
                                          --------      --------

    Materials & Production                 1,125.7         958.7
    Marketing & Administrative             1,538.4       1,421.1
    Research & Development                   838.8         716.4
    Equity Income From Affiliates            (94.0)       (128.2)
    Other (Income)/Expense, Net               70.3          66.6


PRE-TAX INCOME                            $2,578.5      $2,537.0


TAXES                                     $  763.3      $  738.3
TAX RATE                                      29.6%         29.1%


NET INCOME                                $1,815.2      $1,798.7             1%

The above table reflects financial results for Merck & Co., Inc. on a stand-alone basis, excluding the results of Medco Health Solutions operations. Included in the above amounts are the necessary adjustments relating to transactions between Merck and Medco to put Merck on a stand-alone basis. Accordingly, the stand-alone financial results of Merck (excluding Medco) and Medco Health Solutions, when combined, are not reflective of Merck's consolidated financial results.

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              ADDITIONAL DISCLOSURE
           MERCK CORE PHARMACEUTICALS BUSINESS ON A STAND-ALONE BASIS
                                    FULL YEAR

                                       2002           2001          % CHG.
                                     ---------      ---------      ---------
TOTAL SALES                          $21,445.8      $21,199.0              1%
                                     ---------      ---------


TOTAL COSTS, EXPENSES, & OTHER       $11,794.1      $11,250.9
                                     ---------      ---------

    Materials & Production             3,907.1        3,624.8
    Marketing & Administrative         5,652.2        5,700.6
    Research & Development             2,677.2        2,456.4
    Equity Income From Affiliates       (644.7)        (685.9)
    Other (Income)/Expense, Net          202.3          155.0


PRE-TAX INCOME                       $ 9,651.7      $ 9,948.1


TAXES                                $ 2,856.9      $ 2,894.9
TAX RATE                                  29.6%          29.1%


NET INCOME                           $ 6,794.8      $ 7,053.2            -4%

The above table reflects financial results for Merck & Co., Inc. on a stand-alone basis, excluding the results of Medco Health Solutions operations. Included in the above amounts are the necessary adjustments relating to transactions between Merck and Medco to put Merck on a stand-alone basis. Accordingly, the stand-alone financial results of Merck (excluding Medco) and Medco Health Solutions, when combined, are not reflective of Merck's consolidated financial results.

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              ADDITIONAL DISCLOSURE
                          MEDCO HEALTH SOLUTIONS, INC.
                                 FOURTH QUARTER

                                             4Q `02        4Q `01      % CHG.
                                            --------      --------    --------
NET REVENUES                                $8,539.6      $7,675.1          11%
                                            --------      --------

    Product Net Revenues                     8,440.6       7,579.8
    Service Revenues                            99.0          95.3

COST OF OPERATIONS                          $8,356.6      $7,535.7
                                            --------      --------

    Cost of Product Net Revenues             8,132.8       7,295.6
    Cost of Service Revenues                    46.2          46.7
                                            --------      --------
        Cost of Revenues                     8,179.0       7,342.3

    Selling, General and Admin                 156.9         146.5
    Amortization of Goodwill & Intangibles      21.2          47.9
    Other (Income)/Expense, Net                 (0.5)         (1.0)


PRE-TAX INCOME                              $  183.0      $  139.4


TAXES                                       $   75.8      $   70.4
TAX RATE                                        41.4%         50.5%


NET INCOME                                  $  107.2      $   69.0          55%

NOTE 1: Included in product net revenues and cost of product net revenues are retail copayments of approximately $1,652.4 million and $1,455.4 million for the fourth quarter of 2002 and 2001, respectively. The retail copayments are recorded as revenue because under Medco Health's contracts with its clients and affiliated retail pharmacies, Medco Health is principally responsible for managing the entire drug transaction, including the copayment. It is also important to note that for each copayment included in Medco Health's revenues there is a corresponding offset as a cost of revenues, so net income is not affected by this accounting.

NOTE 2: Included in cost of operations is depreciation of $55.6 million and $32.5 million for the fourth quarter 2002 and 2001, respectively.

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              ADDITIONAL DISCLOSURE
                          MEDCO HEALTH SOLUTIONS, INC.
                                    FULL YEAR

                                             2002          2001         % CHG.
                                           ---------     ---------    ---------
NET REVENUES                               $32,958.5     $29,070.6           13%
                                           ---------     ---------

    Product Net Revenues                    32,573.0      28,709.3
    Service Revenues                           385.5         361.3

TOTAL COSTS, EXPENSES, & OTHER             $32,338.2     $28,552.3
                                           ---------     ---------

    Cost of Product Net Revenues            31,483.9      27,601.2
    Cost of Service Revenues                   173.8         185.5
                                           ---------     ---------
        Cost of Revenues                    31,657.7      27,786.7

    Selling, General and Admin                 587.7         578.4
    Amortization of Goodwill & Intangibles      84.9         191.8
    Other (Income)/Expense, Net                  7.9          (4.6)


PRE-TAX INCOME                             $   620.3     $   518.3


TAXES                                      $   258.7     $   261.8
TAX RATE                                        41.7%         50.5%


NET INCOME                                 $   361.6     $   256.5           41%

NOTE 1: Included in product net revenues and cost of product net revenues are retail copayments of approximately $6,456.8 million and $5,537.5 million for 2002 and 2001, respectively. The retail copayments are recorded as revenue because under Medco Health's contracts with its clients and affiliated retail pharmacies, Medco Health is principally responsible for managing the entire drug transaction, including the copayment. It is also important to note that for each copayment included in Medco Health's revenues there is a corresponding offset as a cost of revenues, so net income is not affected by this accounting.

NOTE 2: Included in cost of operations is depreciation of $172.5 million and $132.1 million for 2002 and 2001, respectively.

                                                                   Exhibit 99(b)


                                              MERCK & CO., INC.
                                          NET PRODUCT SALES DETAIL
                          -------------------------------------------------------------
                                              4Q `02 vs. 4Q `01
                          -------------------------------------------------------------
                           TOTAL      TOTAL      U.S.      U.S.     FOREIGN     FOREIGN
       PRODUCT             % CHG        $       % CHG       $        % CHG         $
                          -------     ------    -----     ------    -------     -------
VIOXX                         -25%    $  385      -54%    $  150       27%      $  235
ARCOXIA                       N/M         10      N/M         --      N/M           10
VASOTEC/VASERETIC             -16%       210      N/M         --       -9%         210
PRINIVIL/PRINZIDE             -94%        10      -97%         5      -80%           5
COZAAR/HYZAAR                  52%       685      122%       300       22%         385
MEVACOR                       -64%        20     -100%        --      -20%          20
ZOCOR                           2%     1,740       -5%     1,085       18%         655
AGGRASTAT                      14%        40        0%        20       33%          20
SINGULAIR                      57%       510       66%       390       33%         120
MAXALT                         64%        90      100%        70        0%          20
PROPECIA                       20%        60       25%        25       17%          35
PROSCAR                         6%       165        0%        85       14%          80
PRIMAXIN                        9%       175       40%        70       -5%         105
INVANZ                        N/M          5      N/M          5      N/M           --
CANCIDAS                      167%        40      100%        20      N/M           20
PEPCID                        N/M         15      N/M         10      -50%           5
FOSAMAX                        62%       695       54%       455       78%         240
CRIXIVAN/STOCRIN               25%        75      N/M         30      -18%          45
TIMOPTIC/TIMOPTIC XE            0%        40      N/M          5      -13%          35
TRUSOPT/COSOPT                  4%       120        0%        50        8%          70
HEPATITIS VACCINES             10%        55       25%        50      -50%           5
VIRAL VACCINES                 47%       125       53%       115        0%          10
OTHER VACCINES                N/M         80      N/M         70      N/M           10


NOTE:  Product sales rounded to the nearest $5 million.
N/M - Not Meaningful

                                                                   Exhibit 99(b)


                                                      MERCK & CO., INC.
                                                  NET PRODUCT SALES DETAIL
                             --------------------------------------------------------------------
                                                  FULL YEAR 2002 OVER 2001
                             --------------------------------------------------------------------
                             TOTAL        TOTAL         U.S.        U.S.       FOREIGN    FOREIGN
         PRODUCT             % CHG          $          % CHG         $          % CHG        $
                             -----       ------        -----      ------       -------    -------
VIOXX                           8%       $2,530           1%      $1,705          24%     $  825
ARCOXIA                       N/M            30         N/M           --         N/M          30
VASOTEC/VASERETIC             -24%          790        -100%          --         -14%        790
PRINIVIL/PRINZIDE             -32%          480         -33%         410         -26%         70
COZAAR/HYZAAR                  21%        2,190          34%         935          13%      1,255
MEVACOR                       -60%          110         -76%          45         -24%         65
ZOCOR                           6%        5,580           1%       3,325          14%      2,255
AGGRASTAT                       0%          115         -21%          55          33%         60
SINGULAIR                      19%        1,505          14%       1,090          32%        415
MAXALT                         26%          295          26%         220          25%         75
PROPECIA                        2%          215          -5%         100          10%        115
PROSCAR                         1%          550          -2%         270           4%        280
PRIMAXIN                        0%          585          12%         185          -5%        400
INVANZ                        N/M            15         N/M           10         N/M           5
CANCIDAS                      163%          105         100%          60         N/M          45
PEPCID                        -80%           55         -89%          25         -50%         30
FOSAMAX                        38%        2,250          34%       1,530          48%        720
CRIXIVAN/STOCRIN              -25%          290         -28%         105         -23%        185
TIMOPTIC/TIMOPTIC XE          -18%          165         -38%          25         -13%        140
TRUSOPT/COSOPT                  5%          425           0%         185         -23%        170
HEPATITIS VACCINES            -12%          225         -11%         195         -14%         30
VIRAL VACCINES                 11%          555          15%         530         -38%         25
OTHER VACCINES                N/M           245         N/M          205         N/M          40


NOTE:  Product sales rounded to the nearest $5 million.
N/M - Not Meaningful